Exhibit 21.1
KITE REALTY GROUP TRUST
Subsidiary List
As of December 31, 2021

Name of Subsidiary	Jurisdiction of Incorporation or Formation
116 & Olio, LLC	Indiana
3503 RP Acworth Stilesboro, L.L.C.	Delaware
3503 RP Ashburn Loudoun Apartments, L.L.C.	Delaware
3503 RP Ashburn Loudoun Uptown, L.L.C.	Delaware
3503 RP Avondale McDowell, L.L.C.	Delaware
3503 RP Bay Shore Gardiner, L.L.C.	Delaware
3503 RP Carillon 1A Apartment, L.L.C.	Delaware
3503 RP Cedar Hill Pleasant Run GP, L.L.C.	Delaware
3503 RP Cedar Hill Pleasant Run Limited Partnership	Illinois
3503 RP Cedar Hill Pleasant Run LP, L.L.C.	Delaware
3503 RP Charleston North Rivers, L.L.C.	Delaware
3503 RP Chicago Ashland I, L.L.C.	Delaware
3503 RP Coppell Town GP, L.L.C.	Delaware
3503 RP Coppell Town Limited Partnership	Illinois
3503 RP Coppell Town LP, L.L.C.	Delaware
3503 RP Coram Plaza, L.L.C.	Delaware
3503 RP Covington Newton Crossroads, L.L.C.	Delaware
3503 RP Cumming Green’s Corner, L.L.C.	Delaware
3503 RP Dallas Lincoln Park GP, L.L.C.	Delaware
3503 RP Dallas Lincoln Park Limited Partnership	Illinois
3503 RP Dallas Lincoln Park LP, L.L.C.	Delaware
3503 RP Dallas Paradise, L.L.C.	Delaware
3503 RP Denton Crossing GP, L.L.C.	Delaware
3503 RP Denton Crossing Limited Partnership	Illinois
3503 RP Denton Crossing LP, L.L.C.	Delaware
3503 RP Fullerton Metrocenter Land, L.L.C.	Delaware
3503 RP Fullerton Metrocenter, L.L.C.	Delaware
3503 RP Gurnee, L.L.C.	Delaware
3503 RP High Ridge, L.L.C.	Delaware
3503 RP Houston Sawyer Heights GP, L.L.C.	Delaware
3503 RP Houston Sawyer Heights Limited Partnership	Illinois
3503 RP Lawrenceville Simonton, L.L.C.	Delaware
3503 RP Marysville, L.L.C.	Delaware
3503 RP Memphis Winchester, L.L.C.	Delaware
3503 RP Miami 19th Street, L.L.C.	Delaware
3503 RP New Hyde Park Marcus, L.L.C.	Delaware
3503 RP Ontario 4th Street, L.L.C.	Delaware
3503 RP Panama City, L.L.C.	Delaware
3503 RP Park Place Limited Partnership	Illinois
3503 RP Arcadia Village, L.L.C.	Delaware
3503 RP Phoenix, L.L.C.	Delaware
3503 RP Plano Acquisitions, L.L.C.	Delaware
3503 RP Plano Investments, L.L.C.	Delaware
3503 RP Renton North Benson, L.L.C.	Delaware
3503 RP Southlake Corners Kimball GP, L.L.C.	Delaware
3503 RP Southlake Corners Kimball Limited Partnership	Illinois
3503 RP Southlake Land, L.L.C.	Delaware
3503 RP Spokane Northpointe, L.L.C.	Delaware
3503 RP Temecula Commons, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
3503 RP Waco Central GP, L.L.C.	Delaware
3503 RP Waco Central Limited Partnership	Illinois
3503 RP Waco Central LP, L.L.C.	Delaware
3503 RP Yorktown AMC SPE, L.L.C.	Delaware
3503 RPK Ashburn Loudoun JV, L.L.C.	Delaware
3503 RPK Ashburn Loudoun Property, L.L.C.	Delaware
6179 N Rural, LLC	Indiana
Bel Air Square LLC	Maryland
Birch Property & Casualty, LLC	Vermont
Brentwood Land Partners, LLC	Delaware
Bulwark, LLC	Delaware
C&S Southlake Capital Partners I, L.P.	Texas
Capital Centre LLC	Maryland
Carmel Corner Holdings, LLC	Indiana
Carmel Corner Project Company	Indiana
Carmel Corner Project Company, LLC	Indiana
Carmel Corner Project Partners, LLC	Indiana
CC Lending Company, LLC	Indiana
Centre at Laurel, LLC	Maryland
Corner Associates, LP	Indiana
Dallas Metro Maintenance, L.L.C.	Delaware
Dayville Property Development, LLC	Connecticut
Denville Union Hill, L.L.C.	Delaware
Gateway Village LLC	Maryland
Glendale Centre Apartments, LLC	Indiana
Glendale Centre, L.L.C.	Indiana
Inland Western Lansing Eastwood (Tenant), L.L.C.	Delaware
Inland Western Orange 440 Boston, L.L.C.	Delaware
Inland Western Seattle Northgate North, L.L.C.	Delaware
International Speedway Square, Ltd.	Florida
IWR Protective Corporation	Delaware
Kite Eagle Creek, LLC	Indiana
Kite Greyhound III, LLC	Indiana
Kite Greyhound, LLC	Indiana
Kite King’s Lake, LLC	Indiana
Kite Realty Advisors, LLC	Indiana
Kite Realty Construction, LLC	Indiana
Kite Realty Development, LLC	Indiana
Kite Realty Eddy Street Garage, LLC	Indiana
Kite Realty Eddy Street Land, LLC	Indiana
Kite Realty FS Hotel Operators, LLC	Indiana
Kite Realty Group Trust	Maryland
Kite Realty Group, L.P.	Delaware
Kite Realty Holding, LLC	Indiana
Kite Realty Pan Am Garage, LLC	Indiana
Kite Realty Peakway at 55, LLC	Indiana
Kite Realty Washington Parking, LLC	Indiana
Kite San Antonio, LLC	Indiana
Kite Washington Parking, LLC	Indiana
Kite Washington, LLC	Indiana
Kite West 86th Street II, LLC	Indiana
Kite West 86th Street, LLC	Indiana
KRG 116 Legacy, LLC	Indiana
KRG 951 & 41, LLC	Indiana
KRG Bayonne Urban Renewal, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Belle Isle, LLC	Indiana
KRG Bennet Knoll, LLC	Indiana
KRG Bradenton Centre Point, LLC	Delaware
KRG Bridgewater, LLC	Indiana
KRG Capital, LLC	Indiana
KRG Castleton Crossing, LLC	Indiana
KRG Cedar Hill Plaza, LP	Delaware
KRG Centre, LLC	Indiana
KRG Chapel Hill Shopping Center, LLC	Delaware
KRG Charlotte Northcrest, LLC	Delaware
KRG Charlotte Perimeter Woods, LLC	Delaware
KRG Chicago Ashland Land, LLC	Delaware
KRG Chicago Ashland, LLC	Delaware
KRG Chicago Brickyard, LLC	Delaware
KRG CHP Management, LLC	Delaware
KRG College I, LLC	Indiana
KRG College, LLC	Indiana
KRG Colleyville Downs, LLC	Indiana
KRG Construction, LLC	Indiana
KRG Cool Creek Management, LLC	Indiana
KRG Cool Creek Outlots, LLC	Indiana
KRG Cool Springs, LLC	Indiana
KRG Corner Associates, LLC	Indiana
KRG Courthouse Shadows I, LLC	Delaware
KRG Courthouse Shadows II, LLC	Delaware
KRG Courthouse Shadows, LLC	Delaware
KRG Daytona Management II, LLC	Delaware
KRG Daytona Outlot Management, LLC	Delaware
KRG Dayville Killingly Member II, LLC	Delaware
KRG Dayville Killingly Member, LLC	Delaware
KRG Delray Beach, LLC	Indiana
KRG Development, LLC	Indiana
KRG Draper Crossing, LLC	Delaware
KRG Draper Peaks Outlot, LLC	Indiana
KRG Draper Peaks, LLC	Delaware
KRG Eagle Creek III, LLC	Indiana
KRG Eagle Creek IV, LLC	Indiana
KRG Eastgate Chapel Hill, LLC	Indiana
KRG Eastgate Pavilion, LLC	Indiana
KRG Eastwood, LLC	Indiana
KRG Eddy Street Apartments, LLC	Indiana
KRG Eddy Street Commons at Notre Dame Declarant, LLC	Indiana
KRG Eddy Street Commons, LLC	Indiana
KRG Eddy Street FS Hotel, LLC	Indiana
KRG Eddy Street Land II, LLC	Indiana
KRG Eddy Street Land III, LLC	Indiana
KRG Eddy Street Land Management, LLC	Delaware
KRG Eddy Street Land, LLC	Indiana
KRG Eddy Street Office, LLC	Indiana
KRG Estero, LLC	Indiana
KRG Evans Mullins Outlots, LLC	Delaware
KRG Evans Mullins, LLC	Delaware
KRG Fishers Station, LLC	Indiana
KRG Fort Myers Colonial Square, LLC	Delaware
KRG Frisco Westside, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Glendale Centre Apartments Member, LLC	Indiana
KRG Glendale Outlot D, L.L.C.	Delaware
KRG Glendale Peoria I, LLC	Delaware
KRG Glendale Peoria II, LLC	Delaware
KRG Greencastle, LLC	Indiana
KRG Hamilton Crossing Management, LLC	Delaware
KRG Hamilton Crossing, LLC	Indiana
KRG Hunter’s Creek, LLC	Indiana
KRG Indian River Outlot, LLC	Delaware
KRG Indian River, LLC	Delaware
KRG ISS LH OUTLOT, LLC	Indiana
KRG ISS, LLC	Indiana
KRG Jacksonville Julington Creek II, LLC	Delaware
KRG Jacksonville Julington Creek, LLC	Delaware
KRG Kingwood Commons, LLC	Indiana
KRG Kissimmee Pleasant Hill, LLC	Delaware
KRG Lake City Commons II, LLC	Delaware
KRG Lake City Commons, LLC	Delaware
KRG Lake Mary, LLC	Delaware
KRG Las Vegas Centennial Center, LLC	Delaware
KRG Las Vegas Centennial Gateway, LLC	Delaware
KRG Las Vegas Eastern Beltway, LLC	Delaware
KRG Lithia, LLC	Indiana
KRG Livingston Center, LLC	Indiana
KRG Management, LLC	Indiana
KRG Market Street Village I, LLC	Indiana
KRG Market Street Village II, LLC	Indiana
KRG Market Street Village, LP	Indiana
KRG Miramar Square, LLC	Delaware
KRG Naperville Main North, LLC	Delaware
KRG Naperville Main, LLC	Delaware
KRG Naperville Management, LLC	Delaware
KRG Naperville, LLC	Indiana
KRG New Hill Place, LLC	Indiana
KRG Nora Plaza II, LLC	Indiana
KRG Nora Plaza, LLC	Indiana
KRG North Carolina Sales LLC	Illinois
KRG Northdale, LLC	Indiana
KRG Oklahoma City Silver Springs, LLC	Delaware
KRG Oldsmar Management, LLC	Delaware
KRG Oldsmar Project Company, LLC	Delaware
KRG Oldsmar, LLC	Indiana
KRG Oleander, LLC	Indiana
KRG Orange City Saxon, LLC	Delaware
KRG Pan Am Plaza Garage, LLC	Indiana
KRG Pan Am Plaza, LLC	Indiana
KRG Parkside I, LLC	Indiana
KRG Parkside II, LLC	Indiana
KRG Peakway at 55, LLC	Indiana
KRG Pebble Marketplace, LLC	Delaware
KRG Pembroke Pines, LLC	Indiana
KRG Pine Ridge, LLC	Delaware
KRG Pipeline Pointe, LP	Indiana
KRG Plaza Green, LLC	Indiana
KRG Port St. Lucie Landing, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Port St. Lucie Square, LLC	Delaware
KRG Portofino, LLC	Indiana
KRG Rampart, LLC	Delaware
KRG Riverchase, LLC	Delaware
KRG Rivers Edge II, LLC	Indiana
KRG Rivers Edge, LLC	Indiana
KRG San Antonio, LP	Indiana
KRG Shops at Moore II, LLC	Delaware
KRG Shops at Moore Member, LLC	Delaware
KRG Shops at Moore, LLC	Delaware
KRG Sunland II, LP	Indiana
KRG Sunland Management, LLC	Delaware
KRG Sunland, LP	Indiana
KRG Territory Member, LLC	Delaware
KRG Territory, LLC	Delaware
KRG Texas, LLC	Indiana
KRG Toringdon Market, LLC	Indiana
KRG Traders Management, LLC	Delaware
KRG Tucson Corner, LLC	Delaware
KRG Vero, LLC	Delaware
KRG Virginia Beach Landstown Outlot, LLC	Indiana
KRG Washington Management, LLC	Delaware
KRG Waterford Lakes, LLC	Indiana
KRG Waxahachie Crossing GP, LLC	Delaware
KRG Waxahachie Crossing Limited Partnership	Illinois
KRG Waxahachie Crossing LP, LLC	Delaware
KRG White Plains City Center Member II, LLC	Delaware
KRG White Plains City Center Member, LLC	Delaware
KRG White Plains City Center, LLC	Delaware
KRG White Plains Garage, LLC	Delaware
KRG Wilmette Plaza Del Lago, LLC	Delaware
KRG Woodruff Greenville, LLC	Indiana
KRG/Atlantic Delray Beach, LLC	Florida
KRG/CP Pan Am Plaza, LLC	Indiana
KRG/PRP Oldsmar, LLC	Florida
KRG-USCRF Plaza Volente, LLC	Indiana
KRG-USCRF Retail Portfolio LLC	Delaware
KRG-USCRF Retail Portfolio Member LLC	Indiana
LC White Plains, LLC	New York
Meridian Insurance Company, Inc.	Tennessee
Meridian South Insurance, LLC	Tennessee
Noblesville Partners, LLC	Indiana
One Loudoun Downtown Lender, L.L.C.	Delaware
Property Tax Advantage Advisors, LLC	Indiana
RPAI Acquisitions, LLC	Illinois
RPAI Ashburn Loudoun, L.L.C.	Delaware
RPAI Austin Mopac GP, L.L.C.	Delaware
RPAI Austin Mopac Limited Partnership	Illinois
RPAI Austin Mopac LP, L.L.C.	Delaware
RPAI Bangor Broadway, L.L.C.	Delaware
RPAI Butler Kinnelon, L.L.C.	Delaware
RPAI Canton Paradise Outlot, L.L.C.	Delaware
RPAI Canton Paradise, L.L.C.	Delaware
RPAI Capital Centre II, L.L.C.	Delaware
RPAI Cedar Park Town Center, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
RPAI Chantilly Crossing, L.L.C.	Delaware
RPAI Clear Lake Clear Shores GP, L.L.C.	Delaware
RPAI Clear Lake Clear Shores Limited Partnership	Illinois
RPAI Clear Lake Clear Shores LP, L.L.C.	Delaware
RPAI College Station Gateway GP, L.L.C.	Delaware
RPAI College Station Gateway II GP, L.L.C.	Delaware
RPAI College Station Gateway II Limited Partnership	Illinois
RPAI College Station Gateway II LP, L.L.C.	Delaware
RPAI College Station Gateway III, L.L.C.	Delaware
RPAI College Station Gateway Limited Partnership	Illinois
RPAI College Station Gateway LP, L.L.C.	Delaware
RPAI Continental Rave Houston, L.L.C.	Delaware
RPAI Cypress Mill GP, L.L.C.	Delaware
RPAI Cypress Mill Limited Partnership	Illinois
RPAI Cypress Mill, L.L.C.	Delaware
RPAI Darien SPE, L.L.C.	Delaware
RPAI Duluth John’s Creek SPE, L.L.C.	Delaware
RPAI Duluth John’s Creek, L.L.C.	Delaware
RPAI Euless GP, L.L.C.	Delaware
RPAI Euless Limited Partnership	Illinois
RPAI Euless LP, L.L.C.	Delaware
RPAI Falls Church Merrifield II, L.L.C.	Delaware
RPAI Falls Church Merrifield, L.L.C.	Delaware
RPAI Fordham Place Office, L.L.C.	Delaware
RPAI Fordham Place Retail, L.L.C.	Delaware
RPAI Fort Myers Page Field, L.L.C.	Delaware
RPAI Frisco Parkway GP, L.L.C.	Delaware
RPAI Frisco Parkway Limited Partnership	Texas
RPAI Frisco Parkway LP, L.L.C.	Delaware
RPAI Gaithersburg Downtown Crown, L.L.C.	Delaware
RPAI Galveston Galvez GP, L.L.C.	Delaware
RPAI Galveston Galvez Limited Partnership	Illinois
RPAI Galveston Galvez LP, L.L.C.	Delaware
RPAI Georgetown Rivery GP, L.L.C.	Delaware
RPAI Georgetown Rivery Limited Partnership	Illinois
RPAI Georgetown Rivery LP, L.L.C.	Delaware
RPAI Grapevine GP, L.L.C.	Delaware
RPAI Grapevine Limited Partnership	Illinois
RPAI Grapevine LP, L.L.C.	Delaware
RPAI Hagerstown, L.L.C.	Delaware
RPAI HOLDCO Management LLC	Delaware
RPAI Houston Little York GP, L.L.C.	Delaware
RPAI Houston Little York Limited Partnership	Illinois
RPAI Houston New Forest GP, L.L.C.	Delaware
RPAI Houston New Forest Limited Partnership	Illinois
RPAI Houston New Forest, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II GP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II Limited Partnership	Illinois
RPAI Houston Royal Oaks Village II LP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village III, L.L.C.	Delaware
RPAI Houston Sawyer Heights, L.L.C.	Delaware
RPAI Humble Humblewood GP, L.L.C.	Delaware
RPAI Humble Humblewood Limited Partnership	Illinois
RPAI Humble Humblewood LP, L.L.C.	Delaware
RPAI I DST	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
RPAI II DST	Delaware
RPAI Irving GP, L.L.C.	Delaware
RPAI Irving Limited Partnership	Illinois
RPAI Irving LP, L.L.C.	Delaware
RPAI Issaquah Heritage, L.L.C.	Delaware
RPAI King’s Grant II Limited Partnership	Delaware
RPAI King’s Grant GP, L.L.C.	Delaware
RPAI King’s Grant II GP, L.L.C.	Delaware
RPAI King’s Grant Limited Partnership	Delaware
RPAI Kingsport East Stone, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing GP, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing Limited Partnership	Illinois
RPAI Lake Worth Towne Crossing LP, L.L.C.	Delaware
RPAI Lakewood II, L.L.C.	Delaware
RPAI Lakewood, L.L.C.	Delaware
RPAI Lansing Eastwood, L.L.C.	Delaware
RPAI Leesburg Fort Evans, L.L.C.	Delaware
RPAI Mansfield GP, L.L.C.	Delaware
RPAI Mansfield Limited Partnership	Illinois
RPAI Mansfield LP, L.L.C.	Delaware
RPAI McDonough Henry Town, L.L.C.	Delaware
RPAI McKinney Stonebridge GP, L.L.C.	Delaware
RPAI McKinney Stonebridge Limited Partnership	Illinois
RPAI McKinney Stonebridge LP, L.L.C.	Delaware
RPAI Miami 19th Street II, L.L.C.	Delaware
RPAI Middletown Fairgrounds Plaza, L.L.C.	Delaware
RPAI Newcastle Coal Creek, L.L.C.	Delaware
RPAI Newnan Crossing II, L.L.C.	Delaware
RPAI Newnan Crossing, L.L.C.	Delaware
RPAI Newport News Jefferson, L.L.C.	Delaware
RPAI North Carolina Sales, Inc.	Illinois
RPAI North Richland Hills Davis GP, L.L.C.	Delaware
RPAI North Richland Hills Davis Limited Partnership	Illinois
RPAI North Richland Hills Davis LP, L.L.C.	Delaware
RPAI Northwest Management LLC	Delaware
RPAI Oak Brook Promenade I, L.L.C.	Delaware
RPAI Oswego Douglass, L.L.C.	Delaware
RPAI Oswego Gerry Centennial, L.L.C.	Delaware
RPAI Pelham Manor, L.L.C.	Delaware
RPAI Pittsburgh William Penn GP, L.L.C.	Delaware
RPAI Pittsburgh William Penn Member II DST	Delaware
RPAI Pittsburgh William Penn Partner, L.P.	Delaware
RPAI Pittsburgh William Penn, L.P.	Illinois
RPAI Redmond Avondale, L.L.C.	Delaware
RPAI Richardson Eastside, L.L.C.	Delaware
RPAI Round Rock Forest Commons GP, L.L.C.	Delaware
RPAI Round Rock Forest Commons Limited Partnership	Illinois
RPAI Round Rock Forest Commons LP, L.L.C.	Delaware
RPAI San Antonio GP, L.L.C.	Delaware
RPAI San Antonio HQ GP, L.L.C.	Delaware
RPAI San Antonio HQ Limited Partnership	Illinois
RPAI San Antonio HQ LP, L.L.C.	Delaware
RPAI San Antonio Huebner Oaks GP, L.L.C.	Delaware
RPAI San Antonio Huebner Oaks Limited Partnership	Illinois
RPAI San Antonio Huebner Oaks LP, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
RPAI San Antonio Limited Partnership	Illinois
RPAI San Antonio LP, L.L.C.	Delaware
RPAI Seekonk Power Center, L.L.C.	Delaware
RPAI Severn, L.L.C.	Delaware
RPAI Southlake Corners Kimball, L.L.C.	Delaware
RPAI Southlake GP, L.L.C.	Delaware
RPAI Southlake Limited Partnership	Illinois
RPAI Southlake LP, L.L.C.	Delaware
RPAI Southwest Management Holding LLC	Delaware
RPAI Southwest Management LLC	Delaware
RPAI Sugar Land Colony GP, L.L.C.	Delaware
RPAI Sugar Land Colony Limited Partnership	Illinois
RPAI Sugar Land Colony LP, L.L.C.	Delaware
RPAI Tacoma South I, L.L.C.	Delaware
RPAI Tallahassee Governor’s One, L.L.C.	Delaware
RPAI Tampa Walters, L.L.C.	Delaware
RPAI Town and Country Manchester, L.L.C.	Delaware
RPAI Towson Square Parking, L.L.C.	Delaware
RPAI Towson Square, L.L.C.	Delaware
RPAI US Management LLC	Delaware
RPAI Vienna Tysons, L.L.C.	Delaware
RPAI Watauga GP, L.L.C.	Delaware
RPAI Watauga Limited Partnership	Illinois
RPAI Watauga LP, L.L.C.	Delaware
RPAI Westbury Merchants Plaza, L.L.C.	Delaware
RPAI Western Management LLC	Delaware
RPAI Woodinville Plaza, L.L.C.	Delaware
RPAI Worcester Lincoln Plaza, L.L.C.	Delaware
RRP Hecht, LLC	Maryland
SB Hotel 2, LLC	Indiana
SB Hotel, LLC	Indiana
SLTS Grand Avenue II GP, L.L.C.	Delaware
SLTS Grand Avenue II, L.P.	Texas
Splendido Real Estate, LLC	Delaware
The Shops at Legacy (RPAI) GP, L.L.C.	Delaware
The Shops at Legacy (RPAI) L.P.	Illinois
The Shops at Legacy (RPAI) Mezz, L.L.C.	Delaware
Town Square Ventures II GP, L.L.C.	Texas
Town Square Ventures II, L.P.	Texas
Town Square Ventures III GP, L.L.C.	Delaware
Town Square Ventures III LP, L.L.C.	Delaware
Town Square Ventures III, L.P.	Texas
Town Square Ventures IV GP, L.L.C.	Delaware
Town Square Ventures IV LP, L.L.C.	Delaware
Town Square Ventures IV, L.P.	Texas
Town Square Ventures V GP, L.L.C.	Delaware
Town Square Ventures V LP, L.L.C.	Delaware
Town Square Ventures V, L.P.	Texas
Town Square Ventures, L.P.	Illinois
Towson Circle LLC	Maryland
Western Town Square Ventures GP, L.L.C.	Delaware
Western Town Square Ventures I GP, L.L.C.	Delaware
Western Town Square Ventures LP, L.L.C.	Delaware
Westfield One, LLC	Indiana